Q4 and FY 2016 Earnings Call

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations for the first quarter and full year 2017, including statements regarding expected comparable sales, effective tax rates, interest expense, net income, adjusted net income, diluted earnings per share, and capital expenditures, (2) statements regarding expected store openings, store closures, and gross square footage, and (3) statements regarding the Company's future plans and initiatives, including, but not limited to, results expected from such initiatives. Forward looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including, our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) competition from other retailers; (5) customer traffic at malls, shopping centers, and at our stores and online; (6) our dependence on a strong brand image; (7) our ability to develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain disruption; (13) our dependence upon key executive management; (14) our growth strategy, including our ability to improve the productivity of our existing stores, open new stores, and grow our e-commerce business; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (18) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (19) restrictions imposed on us under the terms of our asset-based loan facility; (20) impairment charges on long-lived assets; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward looking statement as a result of new information, future events, or otherwise, except as otherwise required by law. 2

♦ One of the largest specialty retail apparel companies with ~$2.2 billion in annual sales ♦ Strong and enduring brand, uniquely positioned within industry with solid financial fundamentals ♦ Focused on improving profitability through balanced growth and cost savings ♦ Strong, tenured leadership team Sales Profile Footprint ♦ Iconic dual-gender lifestyle brand appealing to 20-30 year olds ♦ Balanced assortment of core styles and the latest fashions ♦ Address fashion needs across multiple wearing occasions ♦ Quality products at an attractive value ♦ 656 company operated stores across the U.S., Canada and Puerto Rico ♦ E-commerce and mobile platform ♦ 18 international franchise locations in Latin America 3 Express Overview 1 For the fiscal year ended January 28, 2017. 2 Excludes “other revenue” of $41 million.

4 Key Achievements ♦ E-commerce sales grew for the ninth consecutive year, up 5% to last year, surpassing $400 million for the year ♦ Successfully upgraded 95% of our legacy IT systems with new order management, retail management, and enterprise planning systems ♦ Further optimized our store base, with 19 outlet store openings, 16 retail store closures, and the conversion of four retail stores to outlets ♦ Began relaunch of Express NEXT, our customer loyalty program ♦ Announced significant cost savings initiatives totaling $44 to $54 million dollars, of which $9 million was realized in 2016

♦ We are focused on generating long-term value for our stockholders through the following strategic objectives: 1. Improving profitability through a balanced approach to growth 2. Increasing brand awareness and elevating our customer experience 3. Transforming and leveraging information technology systems 4. Investing in the growth and development of our people 5 Strategic Objectives

6 Improving Profitability 1. Increasing the productivity of our existing stores  Telling more defined fashion stories  Ensuring offerings are clear and cohesive across lifestyles 2. Optimizing our retail store footprint and opening new outlet stores  Investing in stores that achieve a strong return on investment  Continuing conversion of select mall stores to outlets 3. Growing our e-commerce and omni-channel capabilities  Expanding product assortment, further enhancing mobile experience, launching “ship from stores,” and piloting “buy online, pick up in stores” 4. Significant cost savings initiatives  Aggressively managing costs across all areas of the business, in particular real estate  Taking a more conservative approach to capital spending

Q4 & 2016 Results

8 Q4 2016 Financial Performance $ in millions Net Sales Diluted EPS  Net sales -11%  Comparable sales -13%  E-commerce sales +9%  Tax rate 40.5% vs. 38.5%  Net income $22.8M vs. $56.1M  Diluted shares 78.7M • Earnings in line with guidance • E-commerce sales increased 9%, accounting for 25% of sales • SG&A declined by 8% from the prior period to $154 million Key Highlights

9 2016 Financial Performance $ in millions Net Sales Adj. Diluted EPS1  Net sales -7%  Comparable sales -9%  E-commerce sales +5%  Tax rate 36.6% vs. 38.9%  Adj. net income1 $64M vs. $122M  Diluted shares(M) 79.0 vs. 84.6 • E-commerce sales increased 5%, accounting for 19% of sales • Continued optimization of store footprint, including four retail to outlet conversions • SG&A was $28 million below last year, 25.5% of net sales 1 Adjusted Net Income and Adjusted Diluted EPS are non-GAAP financial measures. Refer to pages 18-20 for information about Non-GAAP financial measures and reconciliations of GAAP to Non-GAAP financial measures. Key Highlights

10 2016 Balance Sheet and Cash Flow $ in millions Cash Operating Cash Flow Free Cash Flow1  No debt outstanding  Untapped revolver of $250M  Inventory at year-end $241M, -5% Y/Y  Capital expenditures $99M  Share repurchases of $52M • Healthy balance sheet with more than $200 million in cash and no debt • Strong operating cash flow of $187 million and free cash flow of $88 million • Conservative approach to capital spending going forward $ in millions $ in millions 1 Free cash flow is a Non-GAAP financial measure. Free cash flow represents cash flow from operations less capital expenditures. Refer to pages 18-20 for information about Non-GAAP financial measures and reconciliations of GAAP to Non-GAAP financial measures. Key Highlights

2017 Financial Guidance

♦ We expect our sales and margin performance to improve as we move through the year  Traffic in the mall continues to be a headwind and many of the key initiatives designed to return the business to profitable growth are still in front of us ♦ Our key 2017 initiatives remain consistent with our long-term objectives and include:  Improving the fashion clarity in our stores through reduced choice counts  Launching a new brand campaign  Introducing compelling new products and improving upon key existing categories  Relaunching our customer loyalty program  Capitalizing on our new IT systems, including implementing additional omni-channel initiatives  Managing our overall cost structure and optimizing our store footprint 12 2017 Outlook

13 2017 Financial Guidance Guidance as of March 8, 2017 Q1 2017 FY 2017 Comparable Sales Negative high single digits Flat to low single digits Interest Expense, Net $1 million $4 million Effective Tax Rate Approximately 39% Approximately 39% Net Income ($3) to $0 million $52 to $58 million Diluted EPS ($0.04) to $0.00 $0.65 to $0.73 78.7 million 79.4 million Capital Expenditures N/A $62 to $67 million Weighted Average Diluted Shares This guidance does not take into account any additional non-core items that may occur and excludes the impact of discrete items on the tax rate.

Appendix

15 Projected 2017 Real Estate Activity

16 Our Store Portfolio Net Sq Ft Growth 3% 3% 3% 1% 2% 0% 1% 1% # of Stores 1 Projection for the period ending February 3, 2018. 1

Non-GAAP Reconciliations

Cautionary Statement Regarding Non GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to adjusted net income, adjusted diluted earnings per share, and free cash flow which are non-GAAP measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company provides non- GAAP measures when management believes they provide additional useful information to assist stockholders in understanding the Company’s financial results and assessing its prospects for future performance. Management believes adjusted net income and adjusted diluted earnings per share are important indicators of the Company's business performance because they exclude items that may not be indicative of, or are unrelated to, the Company's underlying operating results, and provide a better baseline for analyzing trends in the business. In addition, adjusted diluted earnings per share is used as a performance measure in the Company's executive compensation program for purposes of determining the number of equity awards that are ultimately earned. Management believes that free cash flow provides useful information regarding liquidity as it shows operating cash flow generation less cash reinvested back into the business (capital expenditures). Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. Please refer to slides 19 and 20 in this presentation for reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. 18

19 Non-GAAP Reconciliations 2015 and 2016 Adjusted Net Income and Adjusted EPS

20 FY 2015 – FY 2016 Free Cash Flow Non-GAAP Reconciliations 52-weeks 52-weeks ($ in millions) Ended Ended January 30, January 28, 2016 2017 Cash flow from operations $230 $187 Less: Capital expenditures $115 $99 Free Cash Flow $114 $88